PIMCO ETF Trust

Supplement Dated November 1, 2010 to the

Statement of Additional Information,

dated October 29, 2010

Disclosure Related to the PIMCO Build America Bond Strategy Fund (the “Fund”)

Effective immediately, Danford O. Peterson is the portfolio manager of the Fund. Therefore, effective immediately, all references to the Fund in footnote 2 following the table beginning on page 49 in the subsection titled “Portfolio Managers—Other Accounts Managed” are deleted and the following is added to the table:

	Total Number of Accounts	Total Assets of All Accounts (in $ millions)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee (in $ millions)
Peterson[4]
Registered Investment Companies	0	N/A	N/A	N/A
Other Pooled Investment Vehicles	0	N/A	N/A	N/A
Other Accounts	0	N/A	N/A	N/A

[4]	Effective November 1, 2010, Mr. Peterson manages the PIMCO Build America Bond Strategy Fund, which commenced operations on September 20, 2010.

In addition, effective immediately, the following sentences are added to the end of the paragraph immediately preceding the above table:

Effective November 1, 2010, Danford O. Peterson is the portfolio manager of the PIMCO Build America Bond Strategy Fund. Information pertaining to accounts managed by Mr. Peterson is as of October 28, 2010.

Additionally, effective immediately, the section of the table beginning on page 52 in the subsection titled “Portfolio Managers—Securities Ownership” relating to the Funds is deleted and replaced with the following:

Portfolio Manager	Funds Managed by Portfolio Manager	Dollar Range of Shares Owned
Peterson[4]	PIMCO Build America Bond Strategy Fund	None

[4]

Effective November 1, 2010, Mr. Peterson manages the PIMCO Build America Bond Strategy Fund. As of October 28, 2010, to the best of the Trust’s knowledge, Mr. Peterson did not own any shares of the PIMCO Build America Bond Strategy Fund.

Investors Should Retain This Supplement For Future Reference